EXHIBIT 99.1

Execution Version

THIRD AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF FEBRUARY 23, 2016

AMONG

CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

BANK OF AMERICA, N.A.,
AS SYNDICATION AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS
PARTY HERETO

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THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to the Credit Agreement (this “Amendment”) dated as of February 23, 2016, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.The Borrower has requested and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.1.
(a)    The following defined terms are hereby amended and restated in their entirety or added in their entirety, in each case to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

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“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Excluded Subsidiary” shall mean (a) each Domestic Subsidiary that is not a wholly owned Subsidiary on any date such Subsidiary would otherwise be required to become a Guarantor pursuant to the requirements of Section 10.10 (for so long as such Subsidiary remains a non-wholly owned Subsidiary), (b) any Disregarded Entity substantially all the assets of which consist of Stock and Stock Equivalents of Foreign Corporate Subsidiaries, (c) each Domestic Subsidiary that is prohibited by any applicable Contractual Requirement or Requirement of Law from guaranteeing or granting Liens to secure the Obligations at the time such Subsidiary becomes a Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect) or that would require consent, approval, license or authorization of a Governmental Authority to guarantee or grant Liens to secure the Obligations at the time such Subsidiary becomes a Subsidiary (unless such consent, approval, license or authorization has been received), (d) each Domestic Subsidiary that is a Subsidiary of a Foreign Corporate Subsidiary, (e) each other Domestic Subsidiary acquired pursuant to a Permitted Acquisition financed with secured Indebtedness incurred pursuant to Section 11.1(i) and permitted by the proviso to subclause (C) of Section 11.1(i) and each Subsidiary thereof that guarantees such Indebtedness to the extent and so long as the financing documentation relating to such Permitted Acquisition to which such Subsidiary is a party prohibits such Subsidiary from guaranteeing or granting a Lien on any of its assets to secure the Obligations, and (f) any other Domestic Subsidiary with respect to which, (x) in the reasonable judgment of the Administrative Agent and the Borrower, the cost or other consequences of providing a Guarantee of the Obligations shall be

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excessive in view of the benefits to be obtained by the Lenders therefrom or (y) providing such a Guarantee would result in material adverse tax consequences as reasonably determined by the Borrower.
“Fall-Away” shall have the meaning given to such term in Section 14.25.
“Guarantors” shall mean (i) each Material Subsidiary that is a party to the Guarantee on the Third Amendment Effective Date and (ii) each other Domestic Subsidiary (other than an Excluded Subsidiary) that becomes a party to the Guarantee after the Third Amendment Effective Date pursuant to Section 10.10 or otherwise.
“Lender-Related Distress Event” shall mean, with respect to any Lender, that such Lender or any Person that directly or indirectly controls such Lender (each, a “Distressed Person”), as the case may be, is or becomes subject to a Bail-In Action or a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person or any Person that directly or indirectly controls such Distressed Person is subject to a forced liquidation, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of (i) the ownership or acquisition of any equity interests in any Lender or any Person that directly or indirectly controls such Lender by a Governmental Authority or an instrumentality thereof or (ii) an Undisclosed Administration pursuant to the laws of the Netherlands.
“Material Subsidiary” shall mean, at any date of determination, each wholly-owned (directly or indirectly) Domestic Subsidiary of the Borrower such that the Total Assets of the non-Material Subsidiaries (when combined with the assets of each such Subsidiary’s Subsidiaries, after eliminating intercompany obligations) at the last day of the Test Period for which Section 10.1 Financials have been delivered are equal to or less than 1% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date, determined in accordance with GAAP.
“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed, assignment of as-extracted collateral, fixture filing or other security document entered into by the owner of a Mortgaged Property and the Administrative Agent for the benefit of the Secured Parties in respect of that Mortgaged Property, substantially in the form of Exhibit F (with such changes thereto as may be necessary to account for local law matters, including, without limitation, changes to exclude property subject to the deed

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of trust (but not the mortgage) with respect to which a grant or maintenance of a lien is prohibited by, constitutes a default under, results in termination of, or requires a consent which has not been obtained under, the document or instrument giving rise to such property) or otherwise in such form as agreed between the Borrower and the Administrative Agent.
“Revolving Commitment” shall mean, (a) with respect to each Lender that is a Lender on the Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) as such Lender’s “Revolving Commitment” and (b) in the case of any Lender that becomes a Lender after the Effective Date, the amount specified as such Lender’s “Revolving Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to terms of this Agreement. The aggregate amount of the Revolving Commitments as of the Third Amendment Effective Date is $1,600,000,000.
“Solvent” shall mean, with respect to any Person, that as of any date of determination (a) for the period from the Funding Date through the Maturity Date, such Person after consummation of the Transactions is a going concern and has sufficient capital to ensure that it will continue to be a going concern for such period, in light of the nature of the particular business or businesses conducted or to be conducted, and based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by such Person as reflected in projected financial statements and in light of anticipated credit capacity; and (b) for the period from the Funding Date through the Maturity Date, such Person will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable, in light of the business conducted or anticipated to be conducted by such Person as reflected in projected financial statements and in light of anticipated credit capacity.
“Swingline Commitment” shall mean the obligation of the Swingline Lenders to make Swingline Loans pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding not to exceed $0.00, provided that no Swingline Lender shall be obligated to make Swingline Loans in a principal amount in excess of the amount set forth opposite such Swingline Lender’s name in Schedule 1.1(c).
“Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of February 23, 2016, between the Borrower, the Administrative Agent and the Lenders party thereto.
“Third Amendment Effective Date” shall mean the Effective Date (as defined in the Third Amendment).

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“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The “Borrowing Base Utilization Grid” set for the on “Table 2” in the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	≥ 90%	< 90%	< 75%	< 50%	< 25%
LIBOR Loans	3.50%	3.25%	3.00%	2.75%	2.50%
ABR Loans	2.50%	2.25%	2.00%	1.75%	1.50%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

(c)    Clause (b) of the definition of “Collateral Requirements” is hereby amended such that (i) the words “subject to one-action rule waivers (to the extent permitted by applicable law)” are hereby inserted immediately following the first instance of the words “security interests” therein, and (ii) each instance of the figure “80%” shall be replaced with the figure “85%”.
(d)    Clause (e) of the definition of “Excluded Stock” is hereby deleted in its entirety and the following new clause (e) is added:
(e)    the Stock or Stock Equivalents of any Subsidiary that is not a Material Subsidiary,
(e)    The definition of “Permitted Acquisition” is hereby amended by deleting the word “and” immediately prior to clause (f) and inserting the following words immediately before the final period of such definition:
; and (g) the Fair Market Value of the assets or Stock or Stock Equivalents acquired pursuant to any such Permitted Acquisitions, shall not exceed $5,000,000 in the aggregate
(f)    Clause (i) of the definition of “Permitted Investments” is hereby amended by replacing each instance of the words “Restricted Foreign Subsidiary” with the words “Foreign Subsidiary”.
(g)    The definition of “Reserve Report” is hereby by amended by adding the words “with respect to each May 1 Scheduled Redetermination, or as of each June 30th with respect to each November 1 Scheduled Redetermination, as applicable” after the words “each December 31st”.

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(h)    The following defined terms are hereby deleted in their entirety: “Additional Lender”, “Additional Revolving Lender”, “Additional Term Loan Lender”, “Borrowing Base Trigger Date”, “First Scheduled Redetermination Date”, “Immaterial Subsidiary”, “Increasing Lender”, “Increasing Revolving Lender”, “Increasing Term Loan Lender”, “Incremental Agreement”, “Incremental Increase”, “Maximum Aggregate Amount”, “Restricted Foreign Subsidiary”, “Restricted Subsidiary”, “Revolving Incremental Increase”, “Term Loan Incremental Increase”, and “Unrestricted Subsidiary”.
2.2    Amendment to Section 2.8. Subsection 2.8(c) of the Credit Agreement is hereby deleted in its entirety and the following new Subsection 2.8(c) is added:
(c)    Upon the occurrence and during the continuance of an Event of Default, the Loans and all interest payable thereon shall bear interest at a rate per annum that is (the “Default Rate”) (A) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (B) in the case of any overdue interest, to the extent permitted by applicable Requirements of Law, the rate described in Section 2.8(a) plus 2% from the date of such non-payment to the date on which such amount is paid in full (after as well as before judgment).
2.3    Amendment to Section 2.14. Section 2.14 of the Credit Agreement is hereby amended by (a) adding the words “or October 15th, as applicable,” following the words “April 15th” in Section 2.14(c)(ii)(A), (b) deleting the words “, the Maximum Aggregate amount” from Section 2.14(c)(iii), (c) adding the words “or November 1st, as applicable,” following the words “May 1st” in Section 2.14(d)(i)(A), (d) replacing “10%” in Section 2.14(e) with “5%” and (e) deleting Section 2.14(b) in its entirety and replacing it with the following new Section 2.14(b):
(b)    Scheduled and Interim Redeterminations. During a Borrowing Base Trigger Period, the Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.14 (a “Scheduled Redetermination”), and, subject to Section 2.14(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Letter of Credit Issuers and the Lenders on May 1st and November 1st of each year (or pursuant to Section 2.14(d) below, such date thereafter as is reasonably practicable), commencing May 1, 2016. In addition, the Borrower may at any time, by notifying the Administrative Agent thereof, not more than once in any period between three consecutive Scheduled Redeterminations, and the Administrative Agent, may, at the direction of the Required Revolving Lenders, by notifying the Borrower thereof, not more than once in any period between three consecutive Scheduled Redeterminations, in each case elect to cause the Borrowing Base to be redetermined (an “Interim Redetermination”) in accordance with this Section 2.14. In addition to, and not including and/or limited by the Interim Redeterminations allowed above, the Borrower may, by notifying the Administrative Agent thereof, at any time between Scheduled

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Redeterminations, request additional Interim Redeterminations of the Borrowing Base in the event it acquires Oil and Gas Properties with Proved Reserves which are to be Borrowing Base Properties having a PV-9 (calculated at the time of acquisition) in excess of 10% of the Borrowing Base in effect immediately prior to such acquisition.
2.4    Amendments to Section 2.15. Section 2.15 of the Credit Agreement is hereby amended by (a) inserting the words “subject to Section 14.24,” at the beginning of clause (B) of the proviso of Subsection 2.15(c)(i), and (b) inserting the following new Subsection 2.15(g):
(g)    Notwithstanding anything to the contrary herein, if (i) a Lender-Related Distress Event shall occur following the Third Amendment Effective Date and for so long as such event shall continue or (ii) any Swingline Lender or Letter of Credit Issuer has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Swingline Lender shall be required to fund any Swingline Loan and no Letter of Credit Issuer shall be required to issue, amend or increase any Letter of Credit, unless the Swingline Lenders or such Letter of Credit Issuer, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to each Swingline Lender or such Letter of Credit Issuer, as the case may be, to defease any risk to it in respect of such Lender hereunder.
2.5    Amendment to Section 2.16. Section 2.16 of the Credit Agreement is hereby deleted in its entirety.
2.6    Amendment to Section 4.3. Section 4.3 of the Credit Agreement is hereby amended by deleting the words “(but subject to Section 2.16)” from Subsection 4.3(c).
2.7    Amendment to Section 5.2. Section 5.2 of the Credit Agreement is hereby amended by (a) deleting Subsections 5.2(d) and 5.2(e) in their entirety and adding the following as new Subsections 5.2(d) and 5.2(e); (b) adding the following new Subsections 5.2(f) and 5.2(g) after the new Subsection 5.2(e); (c) renumbering the current Subsections 5.2(f) (together with the paragraph appearing immediately thereafter) and 5.2(g) as, respectively, Subsections 5.2(h) and 5.2(i); and (d) replacing the reference to “Section 5.2(d)(i)” in the paragraph appearing immediately after such renumbered Section 5.2(h) with “Section 5.2(h)(i)”:
(d)    Application of Excess Cash. If, as of the end of any Business Day, the Consolidated Cash Balance exceeds $150,000,000, the Borrower shall on or before 9:00 a.m. Los Angeles time, on the next Business Day prepay (i) any then-outstanding Swingline Loans and (ii) after all Swingline Loans have been paid in full, any then-outstanding Revolving Loans, in an aggregate principal amount equal to the lesser of (A) the then-remaining excess and (B) the sum of the then-outstanding Swingline Loans plus Revolving Loans.

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(e)    Repayment of Loans Following Disposition of Non-Borrowing Base Properties. If the Borrower or any one of the other Credit Parties consummates a Disposition to a Person other than the Borrower or any one of the other Credit Parties (x) of properties not constituting Borrowing Base Properties or (y) of any Stock or Stock Equivalents of any Subsidiary owning properties not constituting Borrowing Base Properties (each a “Non-Borrowing Base Disposition”), the Borrower shall, on the Business Day after receiving such proceeds, (i) prepay the Term Loans at par in an aggregate principal amount equal to the lesser of (A) 100% of the Net Cash Proceeds obtained from such Disposition less any Net Cash Proceeds used or reserved by a written notice to the Administrative Agent for a use permitted by Section 11.7(d)(i) (provided that to the extent the Borrower determines that such reserved Net Cash Proceeds will or cannot thereafter be used as permitted by Section 11.7(d)(i), then the Borrower shall prepay the Term Loans by the amount of unused Net Cash Proceeds) and (B) the sum of the then-outstanding Term Loans and (ii) repay the Revolving Loans with any such Net Cash Proceeds remaining after giving effect to the prepayment of Term Loans required by Section 5.2(e)(i); provided, that contemporaneously with any repayment of Revolving Loans made pursuant to Section 5.2(e)(ii), the Total Revolving Commitment shall be reduced by the amount of such repayment.
(f)    Repayment of Loans Following Disposition of Borrowing Base Properties. If the Borrower or any one of the other Credit Parties consummates a Disposition to a Person other than the Borrower or any one of the other Credit Parties of Borrowing Base Properties or of any Stock or Stock Equivalents of any Subsidiary owning Borrowing Base Properties, the Borrower shall, on the Business Day after receiving such proceeds, (i) prepay the Term Loans at par in an aggregate principal amount equal to the lesser of (A) 100% of the Net Cash Proceeds obtained from such Disposition and (B) the sum of the then-outstanding Term Loans and (ii) repay the Revolving Loans with any such Net Cash Proceeds remaining after giving effect to the prepayment of Term Loans required by Section 5.2(f)(i); provided, that contemporaneously with any repayment of Revolving Loans made pursuant to Section 5.2(f)(ii), the Total Revolving Commitment shall be reduced by the amount of such repayment.
(g)    Repayment of Loans Following Incurrence of Indebtedness. If the Borrower or any one of the other Credit Parties incurs any Indebtedness other than Indebtedness permitted under Section 11.1 (bb), the Borrower shall, on the Business Day after receiving such proceeds, (i) prepay the Term Loans at par in an aggregate principal amount equal to the lesser of (A) 100% of the Net Cash Proceeds obtained from such incurrence less any Net Cash Proceeds used or reserved by a written notice to the Administrative Agent for a use permitted by Section 11.7(d)(iii) (provided that to the extent the

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Borrower determines that such reserved Net Cash Proceeds will or cannot thereafter be used as permitted by Section 11.7(d)(iii), then the Borrower shall prepay the Term Loans by the amount of unused Net Cash Proceeds) and (B) the sum of the then-outstanding Term Loans and (ii) repay the Revolving Loans with any such Net Cash Proceeds remaining after giving effect to the prepayment of Term Loans required by Section 5.2(g)(i); provided, further, that contemporaneously with any repayment of Revolving Loans made pursuant to Section 5.2(g)(ii), the Total Revolving Commitment shall be reduced by the amount of such repayment.
2.8    Amendment to Section 8.1. Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
8.1     No Default; Representations and Warranties. At the time of each Credit Event and also after giving pro forma effect thereto (including the application of the proceeds thereof) (a) no Default or Event of Default shall have occurred and be continuing, (b) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be, to the knowledge of an Authorized Officer of the Borrower and its Restricted Subsidiaries, true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case they are true and correct in all respects) as of such earlier date) and (c) the Consolidated Cash Balance does not exceed $150,000,000.
2.9    Amendment to Section 9.12. Section 9.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
9.12    Subsidiaries. Schedule 9.12 lists each Subsidiary of the Borrower (and the direct and indirect ownership interest of the Borrower therein), in each case existing on the Third Amendment Effective Date.
2.10    Amendment to Section 9.15. Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
9.15     Solvency. The Borrower, on a consolidated basis with its Subsidiaries, is Solvent and neither the Borrower nor any of its Subsidiaries presently intends to (a) be or become subject to a voluntary case under any debt relief law, (b) make a general assignment for the benefit of creditors or

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(c) have a custodian, conservator, receiver or similar official appointed for such Person or any substantial part of such Person’s assets, in each case within the next 5 Business Days, and no such Person presently expects to (w) be or become subject to an involuntary case under any debt relief law, (x) be subject to a forced liquidation or otherwise be adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, (y) make a general assignment for the benefit of creditors as a result of any direct action by any other Person or (z) have a custodian, conservator, receiver or similar official appointed for such Person or any substantial part of such Person’s assets as a result of any direct action by any other Person, in each case within the next 5 Business Days.
2.11    Amendment to Article IX. Article IX of the Credit Agreement is hereby amended by inserting the following new Section 9.24:
9.24    EEA Financial Institutions. No Credit Party is an EEA Financial Institution.
2.12    Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended by amending and restating Subsection 10.1(c) in its entirety to read as follows:
(c)    Officer’s Certificates. At the time of the delivery of the financial statements provided for in Section 10.1(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the Financial Performance Covenants as at the end of such fiscal year or period, as the case may be and (ii) a specification of any change in the identity of the Material Subsidiaries and Guarantors as at the end of such fiscal year or period, as the case may be, from the Material Subsidiaries and Guarantors, respectively, provided to the Lenders on the Third Amendment Effective Date or the most recent fiscal year or period, as the case may be.
2.13    Amendment to Section 10.10. Section 10.10 of the Credit Agreement is hereby amended by deleting Subsections 10.10(a) and 10.10(b) in their entirety and adding the following as new Subsections 10.10(a) and 10.10(b):
(a)    Subject to any applicable limitations set forth in the Security Documents or the Pledge Agreement, upon the occurrence and during the continuation of a Borrowing Base Trigger Period, as soon as practicable using commercially reasonable efforts (and executing and delivering each Security Document as it may become available), but in any event within sixty (60) days (or such longer period as the Administrative Agent shall agree) of the first day of such Borrowing Base Trigger Period, the Borrower will execute

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and cause its Material Subsidiaries to execute: (i) the Pledge Agreement, (ii) the Security Agreement and (iii) any Mortgages such that after giving effect thereto the Borrower will meet the Collateral Requirements.
(b)    Subject to any applicable limitations set forth in the Guarantee or the Security Documents, the Borrower will cause any direct or indirect Material Subsidiary formed or otherwise purchased or acquired after the Third Amendment Effective Date (including pursuant to a Permitted Acquisition), within thirty (30) days from the date of such formation or acquisition (or such longer period as the Administrative Agent may agree in its reasonable discretion) to execute a supplement to each of the Guarantee, and during a Borrowing Base Trigger Period, the Security Agreement and the Pledge Agreement, in each case, in order to become a Guarantor under the Guarantee, a grantor under the Security Agreement and a pledgor under the Pledge Agreement. On the Third Amendment Effective Date, the Borrower will cause any Material Subsidiary that is not then a party to the Guarantee, the Security Agreement or the Pledge Agreement to execute a supplement to each of the Guarantee, the Security Agreement and the Pledge Agreement, as applicable, in each case, in order to become a Guarantor under the Guarantee, a grantor under the Security Agreement and a pledgor under the Pledge Agreement.
2.14    Amendment to Section 10.13(a). Section 10.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    If the Borrower’s Credit Rating is not at least Ba2 from Moody’s and BB from S&P, on or before April 1st and October 1st of each year, the Borrower shall furnish to the Administrative Agent a Reserve Report evaluating, as of the immediately preceding December 31st (with respect to the April 1st Reserve Report) or June 30th (with respect to the October 1st Reserve Report) the Proved Reserves of the Borrower and the Credit Parties located within the geographic boundaries of the United States of America (or the Outer Continental Shelf adjacent to the United States of America) that the Borrower desires to have included in any calculation of the Borrowing Base. The April 1st Reserve Report will, at the Borrower’s option, be either (i) prepared by an independent petroleum engineering firm reasonably acceptable to the Administrative Agent or (ii) prepared by or under the supervision of the Borrower’s chief engineer and audited or subject to a process review by an independent petroleum engineering firm reasonably acceptable to the Administrative Agent; provided that to the extent the Borrower elects to have such Reserve Report prepared internally and audited or made subject to a process review by an independent petroleum engineer, such audit or process review shall be acceptable so long as the aggregate of the oil and gas volumes audited or reviewed in such Reserve Report (1) equals or exceeds 20% of the aggregate volumes evaluated in such Reserve Report and (2) when

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aggregated with all of the other oil and gas volumes audited or reviewed by an independent petroleum engineer over the prior five years, equals or exceeds 80% of the aggregate volumes evaluated in such Reserve Report. The October 1st Reserve Report will, at the Borrower’s option, be either (i) prepared by an independent petroleum engineering firm reasonably acceptable to the Administrative Agent or (ii) prepared by or under the supervision of the Borrower’s chief engineer. Concurrently with the delivery of the April 1st Reserve Report, Borrower shall deliver notice of the date and time of a meeting with Lenders (including a dial-in option) to discuss technical information related to the May 1st Scheduled Redetermination, which meeting the Borrower shall host not later than 5 days after the delivery of the Reserve Report.
2.15    Amendment to Article X. Article X of the Credit Agreement is hereby amended by adding the following new Section 10.15:
10.15    Monthly Delivered 13 Week Cash Flow Forecast and Reporting Package. On the eleventh (11th) Business Day of each month, with delivery commencing March 15, 2016, Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice) an internally generated financial projection and reporting package for the Borrower and its Subsidiaries certified by an Authorized Officer of the Borrower, containing substantially the items set forth in Exhibit K hereto, with any such modifications thereto as the Administrative Agent and the Borrower may reasonably determine is necessary to reflect its internal reporting mechanisms, and including: (i) a rolling 13 week cash flow forecast (the “Weekly Cash Budget”) and (ii) a monthly operational report for the most recently ended month.
2.16    Amendment to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended by (a) deleting Subsection 11.1(v) in its entirety and replacing it with “(v) [Reserved];”, (b) deleting Subsection 11.1(x) in its entirety and replacing it with the following new Subsection 11.1(x), (c) deleting “and” from the end of Subsection 11.1(y), (d) deleting “.” from the end of Subsection 11.1(z) and replacing it with “; and” and (e) adding the following new Subsections 11.1(aa) and 11.1(bb):
(x)    during a Borrowing Base Trigger Period, other Indebtedness; provided that (i) the aggregate principal amount of such Indebtedness at the time of the incurrence thereof does not exceed $50,000,000 and (ii) after giving pro forma effect to such incurrence and any concurrent use of proceeds, the Borrower is in pro forma compliance with the Financial Performance Covenants set forth in Section 11.11;
(aa)    during a Borrowing Base Trigger Period, additional Permitted Second Lien Indebtedness of the Borrower or any other Credit Party incurred

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solely for the purposes set forth in Section 5.2(g)(i)(A) and Section 11.7(d)(iii); provided that (i) the aggregate principal amount of such Indebtedness at the time of the incurrence thereof does not exceed the sum of (A) $1,000,000,000 and (B) an amount equal to any previous repayment or prepayment of the Term Loans at par; (ii) after giving effect to the permitted use of proceeds thereof, pro forma Consolidated Interest Charges shall be less than or equal to Consolidated Interest Charges immediately prior to giving effect to such incurrence and prepayment, repurchase, redemption or defeasance; and (iii) not less than 60% of the consideration received in connection with the issuance of such Permitted Second Lien Indebtedness shall be in cash;
(bb)    during a Borrowing Base Trigger Period, Indebtedness that satisfies the requirements of clauses (ii), (iii) and (iv) in the definition of Permitted Second Lien Indebtedness (but with respect to clause (iv), such Indebtedness may require prepayments with the proceeds of dispositions of the properties securing such Indebtedness as permitted by Section 11.2(bb)) of the Borrower or any other Credit Party incurred solely for the purposes set forth in Section 11.7(d)(ii); provided that (i) the aggregate principal amount of such Indebtedness at the time of the incurrence thereof does not exceed $200,000,000 and (ii) after giving effect to the permitted use of proceeds thereof, pro forma Consolidated Interest Charges shall be less than or equal to Consolidated Interest Charges immediately prior to giving effect to such incurrence and prepayment, repurchase, redemption or defeasance.
2.17    Amendment to Section 11.2. Section 11.2 of the Credit Agreement is hereby amendment by (a) deleting Subsection 11.2(w) in its entirety and replacing it with “(w) [Reserved];”, (b) deleting “and” from the end of Subsection 11.2(y), (c) deleting Subsection 11.2(z) in its entirety and replacing it with the following new Subsection 11.2(z) and (d) adding the following new Subsections 11.2(aa) and 11.2(bb):
(z)    during a Borrowing Base Trigger Period, additional Liens on property not constituting Borrowing Base Properties, provided that (i) the aggregate principal amount of the obligations secured thereby at the time of the incurrence thereof does not exceed $50,000,000 and (ii) after giving pro forma effect to such incurrence and any concurrent use of proceeds the Borrower is in pro forma compliance with the Financial Performance Covenants set forth in Section 11.11 (measured based on the financial statements most recently delivered prior to such date);
(aa)    during a Borrowing Base Trigger Period, Liens securing Indebtedness incurred under Section 11.1(aa); provided that such Liens are subordinated to the Liens securing the Obligations pursuant to an intercreditor agreement in the form of Exhibit J or an intercreditor agreement otherwise reasonably acceptable to the Majority Lenders; and

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(bb)    during a Borrowing Base Trigger Period, additional Liens on property not constituting Borrowing Base Properties securing Indebtedness incurred under Section 11.1(bb).
2.18    Amendment to Section 11.3. Section 11.3 of the Credit Agreement is hereby amended by deleting Subsection 11.3(d) in its entirety and replacing it with the following new Subsection 11.3(d):
(d)    any Subsidiary Guarantor may (i) merge, amalgamate or consolidate with or into any other Subsidiary Guarantor and (ii) Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Guarantor;
2.19    Amendment to Section 11.4. Section 11.4 of the Credit Agreement is hereby amended by (a) replacing “10%” in the second proviso of Subsection 11.4(a)(ii) with “5%”, (b) replacing “10%” in the proviso of Subsection 11.4(a)(xii) with “5%”, (c) deleting “.” from the end of Subsection 11.4(a)(xiv) and inserting “;” at the end of such Subsection, and (d) inserting the following words in a new paragraph immediately following Subsection 11.4(a)(xiv):
provided, however, that at least 75% (or with respect to Section 11.4(a)(xiii) only, 60%) of the consideration received by the Borrower or any Subsidiary in connection with a Disposition permitted under Section 11.4(a) is in the form of cash, other than any Disposition permitted under subsections (i), (iii)-(iv), (vii)-(ix), (xi) or (xii) of Section 11.4(a); and provided further that if the consideration for such Disposition equals or exceeds $100,000,000, such Disposition shall be for Fair Market Value and the determination of Fair Market Value shall be confirmed by an investment bank or made by an independent third-party reasonably acceptable to the Administrative Agent.
2.20    Amendment to Section 11.5. Section 11.5 of the Credit Agreement is hereby amended by (a) deleting each of Subsection 11.5(a) and Subsection 11.5(b)(vii) in their entirety and replacing them with “(a) [Reserved].” and “(vii) [Reserved];” respectively and (b) deleting Subsection 11.5(b)(viii) in its entirety and replacing it with the following new Subsection 11.5(b)(viii):
(viii)    Investments (including but not limited to (A) Permitted Acquisitions and (B) Investments in respect of Royalty Trusts and master limited partnerships), in each case valued at the Fair Market Value (determined by the Borrower acting in good faith) of such Investment at the time each such Investment is made, in an aggregate amount pursuant to this Section 11.5(b)(viii) that, at the time each such Investment is made, would not exceed the sum of (a) $50,000,000 plus (b) the Applicable Equity Amount at such time plus (c) to the extent not otherwise included in the determination of the Applicable Equity Amount, an amount equal to any repayments, interest, returns, profits, distributions, income and similar amounts actually received in cash in respect of any such Investment (which amount shall not exceed the amount of such Investment valued at the Fair Market Value of

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such Investment at the time such Investment was made); provided that the foregoing limits shall not apply during the period in which, and Investments may be made pursuant to this Section 11.5(b)(viii) without limit at any such time during which, after giving pro forma effect to the making of any such Investment, (1) no Event of Default shall have occurred and be continuing and (2) Liquidity is not less than 10% of the then-effective Revolving Loan Limit (on a pro forma basis after giving effect to such Investment); provided, further, that intercompany current liabilities incurred in the ordinary course of business and consistent with past practices, in connection with the cash management operations of the Borrower and the Subsidiaries shall not be included in calculating any limitations in this paragraph at any time;
2.21    Amendment to Section 11.6. Section 11.6 of the Credit Agreement is hereby amended by deleting Subsection 11.6(h) in its entirety and replacing it with “(h)    [Reserved];”.
2.22    Amendment to Section 11.7. Section 11.7 of the Credit Agreement is hereby amended by (a) deleting “and” from the end of Subsection 11.7(b), (b) deleting “.” from the end of Subsection 11.7(c) and replacing it with “; and”, and (c) adding the following new Subsection 11.7(d):
(d)    Notwithstanding the foregoing, and for the avoidance of doubt, the Borrower shall not, and shall not permit the other Credit Parties to, make any prepayment, repurchase, redemption or defeasance of the Senior Notes or Permitted Second Lien Indebtedness prior to maturity, as applicable, except the Borrower or such other Credit Party, as applicable, may
(i)     use an amount up to 40% multiplied by the sum of (x) Net Cash Proceeds from, plus (y) Senior Notes or Permitted Second Lien Indebtedness obtained as consideration for a Non-Borrowing Base Disposition (such amount reduced by any portion of the total consideration for such Disposition received by the Borrower or such other Credit Party in the form of Senior Notes or Permitted Second Lien Indebtedness (which Senior Notes or Permitted Second Lien Indebtedness may comprise up to 40% of the total consideration for such Disposition)) to prepay, repurchase, redeem or otherwise defease Senior Notes or Permitted Second Lien Indebtedness;
(ii)    prepay, repurchase, redeem or defease the Senior Notes or Permitted Second Lien Indebtedness with the Net Cash Proceeds of any incurrence of Indebtedness permitted under Section 11.1(bb) (or the proceeds of such incurrence received by the Borrower or such other Credit Party may consist of Senior Notes or Permitted Second Lien Indebtedness); and
(iii)    prepay, repurchase, redeem or defease the Senior Notes or Permitted Second Lien Indebtedness with an amount

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up to 40% multiplied by the sum of (x) Net Cash Proceeds plus (y) Senior Notes or Permitted Second Lien Indebtedness obtained as proceeds, in each case of any incurrence of Indebtedness permitted under Section 11.1(aa) (such amount reduced by any portion of the total proceeds of such incurrence received by the Borrower or such other Credit Party in the form of Senior Notes or Permitted Second Lien Indebtedness (which Senior Notes or Permitted Second Lien Indebtedness may comprise up to 40% of such total proceeds));
provided that with respect to each of clauses (i), (ii) and (iii) above, (A) (1) with respect to Senior Notes, such Senior Notes are obtained or prepaid, repurchased, redeemed or defeased at a discount of 60% to par or greater (calculated for each prepayment, repurchase, redemption or defeasance on a weighted average basis giving effect (in addition to the discount in such prepayment, repurchase, redemption or defeasance) to any prior discount in prepayments, repurchases, redemptions or defeasances that have occurred from the first day of the calendar quarter in which such prepayment, repurchase, redemption or defeasance is consummated to the date such prepayment, repurchase, redemption or defeasance is consummated) and (2) with respect to Permitted Second Lien Indebtedness, such Permitted Second Lien Indebtedness is obtained or prepaid, repurchased, redeemed or defeased at a discount of 40% to par or greater (calculated for each prepayment, repurchase, redemption or defeasance on a weighted average basis giving effect (in addition to the discount in such prepayment, repurchase, redemption or defeasance) to any prior discount in prepayments, repurchases, redemptions or defeasances that have occurred from the first day of the calendar quarter in which such prepayment, repurchase, redemption or defeasance is consummated to the date such prepayment, repurchase, redemption or defeasance is consummated) , (B) no Event of Default has occurred and is continuing, and (C) after giving pro forma effect to such prepayment, repurchase, redemption or defeasance, the Borrower is in pro forma compliance with the Financial Performance Covenants set forth in Section 11.11. For the avoidance of doubt, for the purposes of this Section 11.7(d), the amount of any Senior Notes or Permitted Second Lien Indebtedness shall be calculated using the Fair Market Value of such Senior Notes or Permitted Second Lien Indebtedness at the time of the prepayment, repurchase, redemption or defeasance thereof.
2.23    Amendment to Section 11.9. Section 11.9 of the Credit Agreement is hereby amended by deleting the words “, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary” from Subsection 11.9(e).
2.24    Amendment to Section 11.11. Section 11.11 is hereby amended by deleting Subsections 11.11(a) and 11.11(b) in their entirety and adding the following new Subsections 11.11(a) and 11.11(b):

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(a)    Leverage Ratio. During a Borrowing Base Trigger Period, the Borrower will not permit the First Lien Senior Secured Leverage Ratio as of the last day of each fiscal quarter of the Borrower commencing with the fiscal quarter of the Borrower ending March 31, 2017 to be greater than 2.25 to 1:00.
(b)    Interest Expense Ratio. During a Borrowing Base Trigger Period, the Borrower will not permit the Interest Expense Ratio as of the last day of each fiscal quarter of the Borrower to be less than the ratio applicable to such fiscal quarter set forth below:

Fiscal Quarter Ending	Interest Expense Ratio
March 31, 2016	2.00 to 1.00
June 30, 2016	1.50 to 1.00
September 30, 2016	1.25 to 1.00
December 31, 2016	0.70 to 1.00
Thereafter	2.00 to 1.00

2.25    Amendment to Article XI. Article XI of the Credit Agreement is hereby amended by adding the following new Sections 11.15 and 11.16 thereto where numerically appropriate:
11.15    Capital Expenditures. The Borrower will not and will not permit any of the Restricted Subsidiaries to make or commit to make any Capital Expenditure during the 2016 fiscal year of the Borrower in excess of $100,000,000.

11.16    Consolidated EBITDAX. The Borrower will not permit the cumulative Consolidated EBITDAX during the Borrower’s fiscal year 2016 as of the last day of each fiscal quarter of the Borrower set forth below to be less than the corresponding figure set forth below:

Fiscal Quarter Ending	Minimum Cumulative EBITDAX
March 31, 2016	$55,000,000
June 30, 2016	$130,000,000
September 30, 2016	$190,000,000
December 31, 2016	$250,000,000

2.26    Amendment to Section 12.4. Section 12.4 of the Credit Agreement is hereby amended by deleting the figure “$300,000,000” therein and replacing it with “$125,000,000”.
2.27    Amendment to Section 12.9. Section 12.9 of the Credit Agreement is hereby amended by deleting the figure “$125,000,000” therein and replacing it with “$50,000,000”.

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2.28    Amendment to Section 14.7. Section 14.7 of the Credit Agreement is hereby amended by deleting Subsection 14.7(b) in its entirety and adding the following new Subsection 14.7(b):
(b)    If any Lender, including a Non-Consenting B/B Lender (each such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed Borrowing Base pursuant to Section 2.14 or an amendment, waiver, discharge or termination that pursuant to the terms of Section 14.1 requires the consent of all of the Lenders affected, the Required Revolving Lenders or the Borrowing Base Required Lenders and with respect to which the Majority Lenders, or in the case of a Non-Consenting B/B Lender, the Borrowing Base Required Lenders, shall have granted their consent, then provided no Event of Default then exists, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent (and if a Commitment is being assigned, the Letter of Credit Issuer); provided that: (i) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced (other than principal and interest) shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (ii) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 14.6.
2.29    Amendment to Section 14.17. Section 14.17 of the Credit Agreement is hereby amended by deleting in its entirety the third sentence from the end of such Subsection 14.17(a) and replacing it with the following sentence:
Additionally, the Lenders hereby irrevocably agree that (x) the Guarantors shall be released from the Guarantees upon consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Subsidiary, or otherwise becoming an Excluded Subsidiary or ceasing to constitute a Material Subsidiary and (y) any Collateral that is Excluded Property shall be automatically released upon the written request of the Borrower to the Administrative Agent.
2.30    Amendment to Article XIV. Article XIV of the Credit Agreement is hereby amended by adding the following new Section 14.24:
Section 14.24    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any

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EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.31    Amendment to Article XIV. Article XIV of the Credit Agreement is hereby amended by adding the following new Section 14.25:
Section 14.25    Post-Third Amendment Fall-Away. On the first date following December 31, 2016 that the Credit Parties satisfy the requirements of Section 11.11 as such Section existed immediately prior to the Third Amendment Effective Date, except with respect to the amendments set forth in Sections 2.1(g), 2.3(a), 2.3(c), 2.3(e) 2.4, 2.11, 2.14 and 2.30 of the Third Amendment and the amendments set forth in Section 2.1(a) of the Third Amendment with respect to the definitions of “Bail-In Action”, “Bail-In Legislation”, “EEA Financial Institution”, “EEA Member Country”, “EEA Resolution Authority”, “EU Bail-In Legislation Schedule”, “Lender-Related Distress Event”, and “Write-Down and Conversion Powers”, the amendments to the Credit Agreement and the other Credit Documents implemented through the Third Amendment shall automatically cease to be effective and the Credit Agreement and the other Credit Documents shall be deemed amended to reflect the terms of such agreements as they existed immediately prior to the Third Amendment Effective Date (“the “Fall-

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Away”). If on or before December 31, 2016, the Credit Parties satisfy the requirements of Section 11.11 as such Section existed immediately prior to the Third Amendment Effective Date, the Borrower may provide written notice to the Administrative Agent of its election to commence a Fall-Away, which notice shall include a certification of an Authorized Officer of the Borrower that the Borrower is in compliance with the requirements of Section 11.11 as such Section existed immediately prior to the Third Amendment Effective Date. The Fall-Away will occur upon the Administrative Agent’s receipt of such notice.
2.32    Amendment to Schedules. Schedule 1.1(a) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 1.1(a) attached hereto; Schedule 1.1(c) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 1.1(c) attached hereto; Schedules 1.1(e) and 1.1(f) of the Credit Agreement, together with references to such Schedules in the list of “Schedules and Exhibits” are hereby deleted in their entirety; Schedule 9.12 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 9.12 attached hereto.
2.33    Amendment to Exhibits. Exhibit K attached hereto is hereby added to the Credit Agreement as Exhibit K, and the following reference thereto is added to the list of “Schedules and Exhibits”: “Exhibit K    Form of 13 Week Cash Flow Forecast and Reporting Package”.
2.34    Amendment to all Credit Documents. All instances of the terms “Restricted Subsidiary”, “Restricted Subsidiaries”, “restricted subsidiary” and “restricted subsidiaries” in the Credit Documents are hereby amended and restated to read “Subsidiary” or “Subsidiaries”, as applicable.
Section 3.    Borrowing Base. On the Effective Date, the Borrowing Base shall be equal to $2,300,000,000, which Borrowing Base shall remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under the Credit Agreement, whichever occurs first. This Section 3 constitutes (a) notice of the redetermined Borrowing Base in accordance with Section 2.14(d) of the Credit Agreement, (b) acknowledgement by the Required Revolving Lenders that they have approved the redetermined Borrowing Base consistent with each such Lender’s usual and customary oil and gas lending criteria as they currently exist as provided in Section 2.14(c)(iii) of the Credit Agreement and (c) the redetermination of the Borrowing Base required as of the First Scheduled Redetermination Date (as defined in the Credit Agreement prior to this Amendment).
Section 4.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 4.1 is satisfied (the “Effective Date”):
4.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor, the Majority Lenders and the Required Revolving Lenders.

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4.2    The Borrower shall have paid (i) an amendment fee payable to the Administrative Agent for the account of each of the Revolving Lenders and Term Loan Lenders (including JPMorgan Chase Bank, N.A.) who has consented to this Amendment by submitting its signature page on or before 5:00 p.m. New York City time on Tuesday, February 23, 2016 in an amount equal to 25 basis points on each such Revolving Lender’s Revolving Commitment or such Term Loan Lender's Term Loan Commitment, as applicable, in effect on the Effective Date and (ii) to the extent invoiced, all fees and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 6.    Miscellaneous.
6.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
6.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or

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instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
6.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
6.5    The Borrower and each Guarantor acknowledges and agrees that (a) as of the date of this Amendment, the Borrower or such Guarantor has no claim, right or cause of action of any kind against the Administrative Agent, the Letter of Credit Issuers, any Lender, any of their respective present or former Affiliates, any related parties of any of the foregoing Persons, or any of their respective successors and assigns (each a “Released Party”, and collectively, the “Released Parties”), in connection with this Amendment, the Indebtedness, the Credit Agreement, the other Credit Documents, or the transactions contemplated hereby or thereby and (b) each Released Party has heretofore properly performed and satisfied in a timely manner all of its obligations under the Credit Documents. In consideration of the Administrative Agent’s and the undersigned Lenders’ (which constitute the Majority Lenders and the Required Revolving Lenders) willingness to enter into this Amendment, the Borrower and each Guarantor hereby releases and forever discharges the Released Parties, from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (all of the above, collectively, “Claims”), in each case, that existed, arose or occurred at any time on or before the date of this Amendment, which the Borrower or such Guarantor may have or claim to have against any of the Released Parties in any way related to or connected with the Credit Agreement, the other Credit Documents, this Amendment or the transactions contemplated hereby and thereby; provided, however, it is expressly acknowledged and agreed that such release and discharge does not apply to, nor shall impair in any respect, any Cash Management Agreements, Hedge Agreements or other arrangements or agreements other than the Credit Agreement and the other Credit Documents, between or among the Borrower or any Subsidiary, on the one hand, and any one or

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more Released Parties, on the other hand, even if such Cash Management Agreements, Hedge Agreements or other arrangements or agreements may be referred to in or secured by the Credit Agreement or another Credit Document.
6.6     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

By: /s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

GUARANTORS:

CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

By: /s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC

By: /s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

CALIFORNIA RESOURCES WILMINGTON, LLC

By: /s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Tidelands, Inc., its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

CRC MARKETING, INC.

By: /s/ D. Adam Smith
Name:	D. Adam Smith
Title:	Assistant Secretary

ELK HILLS POWER, LLC

By: /s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Corporation, the Sole Member of California Resources Elk Hills, LLC, its Sole Member

TIDELANDS OIL PRODUCTION COMPANY

By:/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By: /s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer

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CALIFORNIA RESOURCES CORPORATION – Third Amendment

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By: /s/ Ivan Gaydarov
Name:	Ivan Gaydarov
TItle:	Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Douglas A. Kravitz
Name: Douglas A. Kravitz
Title: Executive Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

BANK OF AMERICA, N.A., as Syndication Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Greg Hall
Name: Greg Hall
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – Third Amendment

CITIBANK, N.A., as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By: /s/ Michael A. Tribolet
Name: Michael A. Tribolet
Title: Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Revolving Lender and Term Loan Lender

By: /s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

U.S. BANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ Elizabeth C. Hengeveld
Name: Elizabeth C. Hengeveld
Title: Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

MORGAN STANLEY BANK, N.A., as Revolving Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Lender and Term Loan Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

HSBC BANK USA, NA, as Revolving Lender and Term Loan Lender

By: /s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Authorized Signatory #21357

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

GOLDMAN SACHS BANK USA, as Revolving Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

COMPASS BANK, as Revolving Lender and Term Loan Lender

By: /s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

MIZUHO BANK, LTD., as Revolving Lender and Term Loan Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

BANK OF NOVA SCOTIA, as Revolving Lender and Term Loan Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

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CALIFORNIA RESOURCES CORPORATION – Third Amendment

SOCIÉTÉ GÉNÉRALE, as Revolving Lender and Term Loan Lender

By: /s/ Diego Medina
Name: Diego Medina
Title: Director

By:/s/ Alexandre Huet
Name: Alexandre Huet
Title: Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

PNC BANK, NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ Sandra Aultman
Name: Sandra Aultman
Title: Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

BRANCH BANKING AND TRUST COMPANY, as Revolving Lender and Term Loan Lender

By: /s/ Robert Kret
Name: Robert Kert
Title: AVP

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

DNB CAPITAL LLC, as Revolving Lender and Term Loan Lender

By: /s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

By: /s/ Byron Cooley
Name: Byron Cooley
Title: Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

THE BANK OF NEW YORK MELLON, as Revolving Lender and Term Loan Lender

By: /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender and Term Loan Lender

By: /s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Revolving Lender and Term Loan Lender

By: /s/ Neil Derfler
Name: Neil Derfler
Title: Relationship Manager

By: /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP - Head of Credit

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Third Amendment

Schedule 1.1(a)
Revolving Commitments

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$125,333,333.33
Bank of America, N.A	$125,333,333.33
Citibank, N.A.	$125,333,333.33
Wells Fargo Bank, National Association	$125,333,333.33
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$125,333,333.33
U.S. Bank National Association	$125,333,333.33
Morgan Stanley Bank, N.A.	$80,000,000.00
Morgan Stanley Senior Funding, Inc.	$45,333,333.34
HSBC Bank USA, NA	$125,333,333.33
Goldman Sachs Bank USA	$125,333,333.33
Compass Bank	$53,333,333.34
Mizuho Bank, Ltd.	$53,333,333.34
Bank of Nova Scotia	$53,333,333.34
Société Générale	$53,333,333.34
PNC Bank, National Association	$53,333,333.34
Branch Banking and Trust Company	$53,333,333.34
DNB Capital LLC	$53,333,333.34
The Bank of New York Mellon	$24,666,666.66
Sumitomo Mitsui Banking Corporation	$24,666,666.66
Intesa Sanpaolo S.p.A., New York Branch	$24,666,666.66
Keybank National Association	$24,666,666.66
Total	$1,600,000,000

Schedule 1.1(a) to Credit Agreement
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Schedule 1.1(a) to Credit Agreement
509265-1868-14449-Active.18623094.29

Schedule 1.1(c)
Swingline Commitments

Lender	Swingline Commitment
JPMorgan Chase Bank, N.A.	$0.00
Bank of America, N.A.	$0.00
Total	$0.00

Schedule 1.1(c) to Credit Agreement
509265-1868-14449-Active.18623094.29

Schedule 9.12
Subsidiaries

NAME	JURISDICTION
California Heavy Oil, Inc.	Delaware
California Resources Elk Hills, LLC	Delaware
California Resources Production Corporation	Delaware
CRC Marketing, Inc.	Delaware
CRC Services, LLC	Delaware
Elk Hills Power, LLC	Delaware
California Resources Long Beach, Inc.	Delaware
California Resources Tidelands, Inc.	Delaware
California Resources Wilmington, LLC	Delaware
Socal Holding, LLC	Delaware
Southern San Joaquin Production, Inc.	Delaware
Thums Long Beach Company	Delaware
Tidelands Oil Production Company	Texas
California Resources Petroleum Corporation	Delaware
CRC Construction Services, LLC	Delaware
California Resources Coles Levee, L.P.	Delaware
California Resources Coles Levee, LLC	Delaware
Felix Oil Company	California
Lomita Gasoline Company, Inc.	California
Tenby, Inc.	California
Monument Production, Inc.	California

Schedule 9.12 to Credit Agreement
509265-1868-14449-Active.18623094.29

Schedule 9.12 to Credit Agreement
509265-1868-14449-Active.18623094.29

Exhibit K
13 WEEK CASH FLOW FORECAST AND REPORTING PACKAGE
[See attached.]

509265-1868-14449-Active.18623094.29

California Resources Corporation
Exhibit K Monthly Operations Report
($ in millions)

[Month]

Oil Production - (Mbopd)	—
NGL Production - (Mbopd)	—
Gas Production - (MMcfd)	—
Total Production - (Mboepd)	—

Oil Revenues	—
NGL Revenues	—
Gas Revenues	—
Hedge revenue realized & unrealized	—
Electricity revenues	—
Total Revenues	—

Production Costs	—
G&A	—
DD&A	—
Taxes other than on income	—
Other expenses	—
Operating Expenses	—

Asset Impairment	—
Exploration Expense	—
Interest Expenses	—

Pretax income	—

Income Taxes	—

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—
Net income	—

Drilling and Workover Capital	—
Facilities, Non-Return, and Other Capital	—

Net Cash Flow	—

EBITDAX	—

Ending Cash Balance	—
Term Loan Balance	—
Revolver Balance	—
Notes Balance	—

Oil Prices ($/Bbl)
Brent Index Oil Prices	—
Realized Oil Price without hedges	—
Realized Oil Price with hedges	—

Natural Gas Prices
NYMEX Natural Gas Prices ($/Mmbtu)	—
Realized Natural Gas Prices without hedge ($/Mcf)	—
Realized Natural Gas Prices with hedge ($/Mcf)	—

NGLs Prices ($/Bbl)
Realized NGL Price	—
% Brent	—

509265-1868-14449-Active.18623094.29

California Resources Corporation Consolidated Cash Forecast

Week Ending	2/5/2016	2/12/2016	2/19/2016	2/26/2016	3/4/2016	3/11/2016	3/18/2016	3/25/2016	4/1/2016	4/8/2016	4/15/2016	4/22/2016	4/29/2016	Total
Operating Cash Inflows
Total Crude Receipts	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Total NGL Receipts, net														—
Total Nat. Gas Receipts, net														—
Hedge Settlements														—
Other Receipts														—
Total Operating Cash Inflows	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

Operating Cash Outflows
Accounts Payable Disbursements	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Royalty														—
Taxes, other than income														—
Ad Valorem Tax														—
Income Tax														—
Payroll														—
Payroll Tax														—
Other Disbursements
Total Operating Cash Outflows	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

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Total Operating Cash Flow	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

Other Cash Flows
Interest Expense
Debt Payments
Other Distribution
Other Cash Flows	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

Net Cash Flow	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--

Change in Cash
Beginning Cash Balance (Book)	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Net Cash Flow	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Drawdown/Paydown (+/-)														—
Ending Cash Balance (Book)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Change In RCF
Beginning Balance	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Drawdown/Paydown (+/-)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ending Balance	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total RCF
Remaining Availability	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Liquidity Available	—	—	—	—	—	—	—	—	—	—	—	—	—	—

509265-1868-14449-Active.18623094.29

509265-1868-14449-Active.18623094.29